                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                     ---------------------------------------

                                    FORM 8-K
                              JOINT CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

                Date of Report (Date of earliest event reported):
                                JANUARY 28, 2000

                              MEDITRUST CORPORATION
             (Exact Name of Registrant as specified in its charter)


         DELAWARE                               0-9109                             95-3520818
(State or other jurisdiction                 (Commission File                    (I.R.S. Employer
      of incorporation)                           Number)                       Identification No.)

                 197 FIRST AVENUE, SUITE 300, NEEDHAM, MA 02494
                 (Address of principal executive offices and zip
                                      code)

                                 (781) 433-6000
              (Registrant's telephone number, including area code)

                           MEDITRUST OPERATING COMPANY
             (Exact Name of Registrant as specified in its charter)

         DELAWARE                                0-9110                            95-3419438
(State or other jurisdiction                (Commission File                    (I.R.S. Employer
      of incorporation)                          Number)                       Identification No.)

                 197 FIRST AVENUE, SUITE 100, NEEDHAM, MA 02494
                 (Address of principal executive offices and zip
                                      code)

                                 (781) 453-8062
              (Registrant's telephone number, including area code)


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ITEM 5. OTHER EVENTS

     On January 28, 2000 Meditrust Corporation and Meditrust Operating Company (collectively, the "Companies") disclosed a five point reorganization plan more fully described in the press release attached hereto as Exhibit 99.1, which included, among other things, announcement of the departure of David F. Benson as the chief executive officer, president and treasurer of Meditrust Corporation. The terms of the cessation of Mr. Benson's employment with Meditrust Corporation are more fully described in the Termination and Severance Agreement attached hereto as Exhibit 99.2

     The press release attached hereto as Exhibit 99.1 and the Termination and Severance Agreement attached hereto as Exhibit 99.2 are hereby incorporated by reference herein.

ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

     (c)      EXHIBITS

EXHIBIT NO.     DESCRIPTION

99.1 Press release of The Meditrust Companies dated January 28, 2000 announcing its five point plan of reorganization.

99.2 Termination and Severance Agreement, dated January 28, 2000, by and among Meditrust Corporation, Meditrust Operating Company and David F.Benson.



                                       2
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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: January 31, 2000                     MEDITRUST CORPORATION

                                            By: /s/ MICHAEL S. BENJAMIN
                                              -------------------------------
                                            Name: Michael S. Benjamin
                                            Title: Senior Vice President

                                            MEDITRUST OPERATING COMPANY

                                            By: /s/ WILLIAM C. BAKER
                                              ---------------------------------
                                            Name: William C. Baker
                                            Title: President